Exhibit 99.1

BAAB 23rd Annual Fall Conference

“New Opportunities”

Neal E. Arnold

Executive Vice President

Fifth Third Bancorp

Charles Drucker

President,

Fifth Third Processing Solutions

November 4, 2004

Fifth Third Business Mix

2003 Revenues

Processing Solutions 12%

Investment Advisors 9%

Commercial 29%

Retail 50%

Five-Year CAGR

Processing

Solutions 30%

Retail Banking 15%

Commercial

Banking 12%

Investment

Advisors 10%

Total 15%

Overview

I. Overview

V. Transaction & Revenue History

II. Business Mix

VI. Check 21 Implications

III. Product Delivery

VII. Industry Opportunity

IV. Investing in People

Fifth Third Processing Solutions (FTPS)

Wholly owned division of Fifth Third Bank Three primary business lines:

Merchant Services Card Services

Financial Institution Services

Headquartered in Cincinnati, Ohio

Over 125,000 merchant locations and financial institutions world-wide

Almost 11 Billion transactions processed annually

Total FTPS Revenue Mix

FTPS Revenue 2002 2003 % Growth

Financial Institutions $ 206 $ 216 5%

Merchant Services 261 306 17

Card Services 76 87 14

TOTAL $ 543 $ 609 12%

14% 50% 36%

($ in millions)

Delivery to Market

Tenacious, Professional, Value-Adding Selling

Product Innovation and Operating Excellence

Unparalleled Processing Reliability

Packaging Bank Products and Services

Best-in-Class Fraud Protection

Industry-Leading Back Office Support

Financial Institution Ownership & Perspective

Technology Investment

Expanding the Sales Force

SALES FORCE EXPANSION

Merchant Processing

Expanding Sales and Relationship Management personnel to drive growth through vertical markets

Growth in Commercial sales personnel to leverage Fifth Third Bank customer base

Growth in Telesales personnel to leverage banking center network

Financial Institutions

Expansion and deployment of sales personnel to increase national and mid-market focus

Transactions Processed

Transactions in Billions

12 10 8 6 4 2 0

Compound Annual Growth Rate 10-year = 23% 5-year = 24%

1.4 1.7 1.8 2.1 2.9 3.7 4.8 6.6 8.2 9.0 10.7

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004*

* Projected

FTPS Revenue History $ Millions

650 600 550 500 450 400 350 300 250 200 150 100 50 0

Compound Annual Growth Rate 5-year = 30%

68 81 95 125 159 204 272 372 543 609

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

Fin. Inst. & Card Merchant

Processing Distinctions

Visa® U.S.A.: Member Service Quality Performance Awards

Highest Copy Fulfillment Rate, 1995-2003

Lowest Assured Transaction Rate, 2002

Lowest Chargeback to Sales Ratio, 1995-2002

4th Largest Bankcard Acquirer by the Nilson Report

5th Largest ATM network by ATM & Debit News

7th Largest Third-Party ATM Driver by ATM & Debit News

Check 21

Fifth Third has the banking and payments expertise to deliver value-added service to new and existing customers

Personal and Small Business

Debit or Credit Card

Online Bill Payment

Overdraft Protection

Statement and Check Safekeeping

Commercial

Debit and Credit Card Processing and Issuance

Remote Capture

ACH Services & POS Check Services

Traditional Check Products and Collection

Fifth Third sees opportunity in Check 21 to showcase our industry knowledge of payments, prepare our customers for change and provide solutions to meet changing needs.

Payments Opportunity

U.S. Consumer Payment Volume

2001 $5.4 trillion

Electronic 6%

Credit 26%

Checks 42%

Cash 16%

Debit 10%

Source: The Nilson Report

2007 $7.0 trillion (est.)

Electronic 11%

Cash 12%

Debit 20%

Checks 29%

Credit 28%

Debit Transaction Growth

5-Year CAGR

Online = 21%

Offline = 24%

Both Signature and PIN-based Debit are expected to grow in excess of 20% in 2004

Online and Offline Transaction Growth

1,942 2,901 4,062 5,295 6,683 8,155 9,784 11,741 1,600 2,000 2,500 3,138 4,136 4,300 5,300 6,550

1997 1998 1999 2000 2001 2002 2003 2004*

Offline Debit Online (PIN) Debit

* Projected

Source: ATM & Debit News

Merchant Services

I. Product Offerings

II. Integrated Provider

III. Distribution

IV. Merchant Partners

V. Performance History

VI. Opportunity

Merchant Services

PARTNERING TO DELIVER SUPERIOR PROCESSING SOLUTIONS FOR ANY SIZE MERCHANT

Core Services For All Merchants

Credit Card, Debit Card and Electronic Benefits Transfer (EBT) Acceptance (Visa®, MasterCard®, American Express®, Discover®, JCB®)

Premier Issue® Gift Card Acceptance

Comprehensive Check Processing Services

Fifth Third Direct SM and Direct Express

Equipment / Terminal Sales and Rental

Single Source Solution

In-house support for all critical support functions, from application development to relationship management

In-house authorization, settlement, signature capture and gateway interface support

Fifth Third DirectSM-Interactive, Internet-based, back office management support system

These combined capabilities allow us to provide a support program tailored to specific requirements

Selling Through All Channels

Merchant Services Product Offerings

Specialized Services Meeting the Needs of High-Volume Transaction Customers

For B2B Customers Needing to Electronically Capture Additional Details About Purchase Transactions

Core Services for ALL Customers

Dynamic Currency Conversion

Reauthorization

Verified by VISA®

Purchasing Card Acceptance

Level III Transaction Processing

Credit Card, Debit Card and Electronic Benefits Transfer (EBT) Acceptance

VISA®, MasterCard®, American Express®, Discover®, JCB®

Premier Issue®Gift Card Acceptance

Comprehensive Check Processing Services

Fifth Third DirectSM and Direct Express

Equipment / Terminal Sales and Rental

National Channel

$25 MM and above in Annual Credit/Debit Card Volume

Commercial Channel

$250,000—$25MM in Annual Credit/Debit Card Volume

Retail Channel

Under $250,000 in Annual Credit/Debit Card Volume

Major Merchant Partners

Abercrombie & Fitch

AutoZone

Bed Bath & Beyond

Barnes & Noble

Belk Stores

BJ’s Wholesale Club

Bob Evans

Circuit City

CVS Pharmacy

Macy’s/Federated Department Stores

Kohl’s

The Kroger Company

MAPCO Express

Nordstrom

Office Depot

Publix Supermarkets

Saks Incorporated

T.G.I. Friday’s

Things Remembered

Thornton Oil Company

Walgreens

Wendy’s

Merchant Sales Volume & Growth Rate

Merchant Sales Volume

$ Billions

140 120 100 80 60 40 20 0

Compound Annual Growth Rate 10-year = 32% 5-year = 30%

7.410.5 13.9 21.2 26.3 32.9 45.9 62.0 83.4 101.0 122

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004*

* Projected

Sales Volume includes American Express, Discover, Visa and MasterCard

Merchant Revenue Growth

Compound Annual Growth Rate 5-year = 37% $ Millions

350 300 250 200 150 100 50 0

21 30 36 52 64 79 104 150 261 306

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003

2005 Merchant Processing Services

External Products & Systems Development Within Vertical Markets

Maintain and Enhance Core Competencies

Retail & Supermarket

Enhance Gift Card product

Enhance Reporting product

Dynamic Currency Conversion

Expand to New Vertical Markets by Priority

Opportunity

Risk

Program Resources

Financial Institutions & Card Services

I. Correspondent Banking

II. EFT Processing

III. Single Source Provider

IV. Performance History

V. Opportunity

Financial Institution Services

WE BANK BANKS

1,341 Financial Institution Relationships

Correspondent Banking

Cash Letter Clearing

Cashiering Services

Treasury Management

International Business Services

Investment Management

Lending

Check 21 Readiness

Financial Institution Services

Over 25 Million Debit/ATM Cards Issued

12,215 ATMs

50 states

16 countries

EFT Processing

Card Authorization and Issuance Support

ATM, Debit and Credit

ATM/Terminal Support

Network Gateway Access

PRISM Fraud Monitoring

Business Debit Card

Home Equity

EFT Training

Fee Income Generation

Fifth Third DirectSM

A Single Source Provider

Network Reliability

Financial Institution Viewpoint with Global Payment Advisory Capability

Unique Vertically Integrated Processing Capabilities

Unmatched Technical Expertise

Superior Back Office Support:

Fifth Third DirectSM

Economies of Scale

“Proactive” Relationship Management

Customers

Armed Forces Financial Network

Sovereign Bancorp

Hibernia Corp

Mercantile Bankshares Corp

Chittenden Corp

Financial Institution & Card Revenues

Compound Annual Growth Rate 5-year = 27% $ Millions

335 285 235 185 135 85 35

47 51 59 73 95 125 168 222 282 316

1994 1995 1996 1997 1998 1999 2000 2001 2002 2003*

* Excludes $13 million impact of August 2003 VISA/MC Settlement

2005 Financial Institution Services

1,341 Current EFT Customers GOAL = 1,000 New Financial Institutions in Three Years

Expand card issuer base through upstream participation of large institutions

Explore opportunities to leverage Jeanie® network

Focus on additional product sales to current EFT clients

Focus on new products

Retail Partnership

I. Sales Campaigns

II. Affiliate Revenue Opportunity

Sales Campaigns

Affiliate Merchant Sales Focus

Affiliate Sales Scorecard

Affiliate Card Product Sales

Stretch Goals:

1 million 5/3 card accounts on file by year end 2005

Card Fees = Consumer Service Charges for each Affiliate in five years

BY:

Building Relationships with every Retail Head within the Affiliates

Brand Decision

Pre-approved Credit Cards through Banking Centers

Business Card Product Penetration in small business/middle market customer base

Capitalize on Fifth Third’s 5.7 Million customer base

Conclusion

Fifth Third Processing Solutions Will:

I. Expand into New Market Verticals

II. Cross-Sell Additional Products and Services

III. Expand and Enhance the Sales Force

IV. Leverage Fifth Third Affiliate Network

Questions

This presentation may contain forward-looking statements about Fifth Third Bancorp within the meaning of Sections 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, that involve inherent risks and uncertainties. This press release may contain certain forward-looking statements with respect to the financial condition, results of operations, plans, objectives, future performance and business of Fifth Third Bancorp including statements preceded by, followed by or that include the words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” “remain” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in the states in which Fifth Third do business, are less favorable than expected; (5) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (6) changes and trends in the securities markets; (7) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third or the businesses in which Fifth Third is engaged; (8) difficulties in combining the operations of acquired entities and (9) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this release. Further information on other factors which could affect the financial results of Fifth Third in Fifth Third’s filings with the Securities and Exchange Commission. These documents are available free of charge at the Commission’s website at http://www.sec.gov and/or from Fifth Third.